                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

              /s/ JAMES M. LARGE, JR.                                  Director                    May 7, 1999
---------------------------------------------------
                James M. Large, Jr.

                               POWER OF ATTORNEY

     The undersigned hereby appoints James E. Kelly as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                TITLE               DATE
                     ---------                                -----               ----

               /s/ LAWRENCE J. TOAL                   Chairman of the Board,   May 7, 1999
---------------------------------------------------  Chief Executive Officer,
                 Lawrence J. Toal                     President and Director

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

               /s/ DERRICK D. CEPHAS                                   Director                    May 7, 1999
---------------------------------------------------
                 Derrick D. Cephas

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

               /s/ FREDERICK C. CHEN                                   Director                    May 7, 1999
---------------------------------------------------
                 Frederick C. Chen

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

             /s/ J. BARCLAY COLLINS II                                 Director                    May 7, 1999
---------------------------------------------------
               J. Barclay Collins II

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

             /s/ RICHARD W. DALRYMPLE                                  Director                    May 7, 1999
---------------------------------------------------
               Richard W. Dalrymple

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

                /s/ JAMES F. FULTON                                    Director                    May 7, 1999
---------------------------------------------------
                  James F. Fulton

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

               /s/ VIRGINIA M. KOPP                                    Director                    May 7, 1999
---------------------------------------------------
                 Virginia M. Kopp

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

                 /s/ JOHN MORNING                                      Director                    May 7, 1999
---------------------------------------------------
                   John Morning

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

            /s/ MARGARET OSMER-MCQUADE                                 Director                    May 7, 1999
---------------------------------------------------
              Margaret Osmer-McQuade

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

            /s/ SALLY HERNANDEZ-PINERO                                 Director                    May 7, 1999
---------------------------------------------------
              Sally Hernandez-Pinero

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

                /s/ PAUL A. QUALBEN                                    Director                    May 7, 1999
---------------------------------------------------
                  Paul A. Qualben

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

             /s/ EUGENE G. SCHULZ, JR.                                 Director                    May 7, 1999
---------------------------------------------------
               Eugene G. Schulz, Jr.

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

                 /s/ HOWARD SMITH                                      Director                    May 7, 1999
---------------------------------------------------
                   Howard Smith

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

                /s/ NORMAN R. SMITH                                    Director                    May 7, 1999
---------------------------------------------------
                  Norman R. Smith

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

                 /s/ IRA T. WENDER                                     Director                    May 7, 1999
---------------------------------------------------
                   Ira T. Wender

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Lawrence J. Toal and James
E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                     SIGNATURE                                          TITLE                         DATE
                     ---------                                          -----                         ----

                 /s/ FRED B. KOONS                                     Director                    May 7, 1999
---------------------------------------------------
                   Fred B. Koons